Exhibit 10.2

[LOGO MONAHAN + ROWELL
                      LAWYERS]

                              Novation of Contract
--------------------------------------------------------------------------------

THIS AGREEMENT is made on August 20, 2005

BETWEEN

            Dominion Estates Pty Ltd (administrator appointed) (ACN 072 221 375) of 13 Malcolm Court, Mount Waverley, 3149

                                                        (the "continuing party")

AND         Global Realty Development Corp

                                                         (the "substitute party"

AND Mount Rozier Estates of Farm 5A, Sir Lowrys Pass Village, Somerset West, Western Cape, South Africa

                                                          (the "retiring party")

WHEREAS

A. Under an agreement dated 28 February 2005 between the retiring party as borrower and the continuing party as lender (the 'contract') the continuing party at the request of the retiring party has provided the retiring party with financial accommodation for the purposes stated in the contract.

B. The parties to this agreement have agreed that with effect from the date of this agreement (the 'effective date') the contract shall be novated.

IT IS AGREED:

Novation

      With effect on and from the effective date:

the substitute party shall be substituted for the retiring party under the contract as if it had originally been a party to the contract instead of the retiring party, and all references in the contract to the retiring party in any capacity shall be read and construed as if they were references to the substitute party; and

[LOGO MONAHAN + ROWELL
                      LAWYERS]

                              Novation of Contract
--------------------------------------------------------------------------------

the substitute party shall be bound by and comply with the provisions of the contract binding upon the retiring party and shall enjoy all the rights and benefits of the retiring party under the contract.

Indemnity

The retiring party agrees with the substitute party to indemnify and keep indemnified the substitute party from and against any liability incurred by the substitute party as a result of any action, demand, claim or proceeding against the substitute party by the continuing party under or in respect of the contract relating to any act or omission of the retiring party prior to the effective date.

The substitute party agrees with the retiring party to indemnify and keep indemnified the retiring party from and against any liability incurred by the retiring party as a result of any action, demand, claim or proceeding against the retiring party by the continuing party under or in respect of the contract relating to any act or omission of the substitute party on or after the effective date.

Release of Retiring Party

With effect on and from the effective date the continuing party releases the retiring party from all its obligations under the contract and all actions, claims or proceedings that it may have against the retiring party under or in respect of the contract relating to any act or omission of the retiring party on or after the effective date.

Conditions

Notwithstanding that the effective date may have passed, the provisions of clause 2 of this agreement shall have no force or effect until the continuing party shall have certified that it has received in form and substance satisfactory to it a legal opinion from an attorney at law in the jurisdiction applying for each of the retiring party and the substitute party certifying the manner of execution as being legally binding on the party concerned.

Representations and Warranties

Each of the retiring party and the substitute party represents and warrants to the continuing party and to each other that:

[LOGO MONAHAN + ROWELL
                      LAWYERS]

                              Novation of Contract
--------------------------------------------------------------------------------

status: it is a corporation validly existing under the laws of the country in which it is incorporated;

corporate power and authorisations: it has the corporate power to enter into and perform its obligations under this agreement and has taken all necessary corporate action to authorise the execution, delivery and performance of this agreement;

agreement   binding:   this  agreement  is  its  valid  and  binding  obligation
enforceable against it in accordance with its terms; and

no winding up or execution: no application or order has been made for the winding up or liquidation of it; no action has been taken to seize or take possession of any of its assets; there are no unsatisfied judgments against it and it is able to pay its debts as they fall due.

Reliance

The retiring party and the substitute party acknowledge that the continuing party has entered into this agreement in reliance on the representations and warranties in clause 5(1).

Expenses

All parties shall bear their own expenses in relation to the preparation, execution and completion of this agreement; and

The substitute party shall reimburse the continuing party for its costs and expenses of and relating to the enforcement of, or preservation of any rights under, this agreement, including legal costs and expenses on a full indemnity basis.

Governing law and jurisdiction

This agreement shall be governed by and construed in accordance with the laws of Victoria and each of the parties submits to the non-exclusive jurisdiction of its courts.

Counterparts

This agreement may be executed in any number of counterparts. All of such counterparts taken together shall be deemed to constitute the one instrument.

[LOGO MONAHAN + ROWELL
                      LAWYERS]

                              Novation of Contract
--------------------------------------------------------------------------------

EXECUTED AS AN AGREEMENT

Executed by DOMINION ESTATES             )
PTY LTD (ADMINISTRATOR                   )
APPOINTED) ACN 072 221 375 by
being signed by its joint administrator
SALVATORE ALGERI in the presence
of

/s/ Salvatore Algeri

--------------------------------      ---------------------------------

--------------------------------      ---------------------------------

--------------------------------      ---------------------------------


Executed by GLOBAL REALTY                )
DEVELOPMENT CORP by being                )
signed by its Chief Financial officer    )
ROGER CHARLES DAVIS in the
presence of


/s/ Roger Charles Davis
--------------------------------      ---------------------------------


Executed by MOUNT ROZIER                 )
ESTATES by being signed by its           )
President ADAM MAUERBERGER in the        )
presence of

/s/ Adam Mauerberger
--------------------------------      ---------------------------------

[LOGO MONAHAN + ROWELL
                      LAWYERS]

                              Novation of Contract
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

1.    NOVATION.............................................................18

2.    INDEMNITY............................................................19

3.    RELEASE OF RETIRING PARTY............................................19

4.    CONDITIONS...........................................................19

5.    REPRESENTATIONS AND WARRANTIES........................................2

6.    EXPENSES.............................................................20

8.    GOVERNING LAW AND JURISDICTION........................................3

9.    COUNTERPARTS..........................................................3

[LOGO MONAHAN + ROWELL
                      LAWYERS]

                              Novation of Contract
--------------------------------------------------------------------------------

                                     BETWEEN

               Dominion Estates Pty Ltd (administrator appointed)
                                (ACN 072 221 375)

                                       AND

                         Global Realty Development Corp

                                       AND

                              Mount Rozier Estates

--------------------------------------------------------------------------------
                              NOVATION OF CONTRACT
--------------------------------------------------------------------------------

                             [LOGO MONAHAN + ROWELL
                                                   LAWYERS]

                                    Level 31
                               525 Collins Street
                               Melbourne Vic 3000
                               Tel: (03) 8624 2008
                               Fax: (03) 8624 2031
                                 Ref: SOH:50194